INCOME TAXES (FY)	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 13 – INCOME TAXES
Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that would impact the consolidated financial statements or related disclosures.
The effective tax rate was zero percent for the three months ended March 31, 2024 and 2023, respectively. Our effective tax rate for the three months ended March 31, 2024 differs from the federal statutory rate of 21%, primarily due to a change in the valuation allowance for deferred assets as of March 31, 2024.

NOTE 16 – INCOME TAXES
Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that would impact the consolidated financial statements or related disclosures.
Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company operated at a loss and the deferred tax asset is offset by a corresponding valuation allowance.
The net deferred tax assets and liabilities consist of the following amounts at December 31, 2023 and 2022, in thousands:
	2023	2022
Deferred Tax Assets
Allowance for doubtful Accounts	$1	$1
Investment in Plane Cos LLC	44	168
Loss carryforwards	11,521	2,792
Intangible	626	(347)
Interest expense limitations	659	64
Other	15	1
Total deferred tax assets	12,866	2,679
Deferred Tax Liabilities
Property and equipment depreciation	(74)	(399)
Valuation allowance	(13,096)	(2,585)
Total deferred tax liabilities	(13,170)	(2,984)
Net deferred tax assets (liabilities)	(305)	(305)
The Company has federal operating losses carryforward of approximately $47 million and $11 million available as of December 31, 2023 and 2022, respectively, to reduce future taxable income at the federal level, and it has net operating losses of approximately $38 million and $9 million at the state level, to offset $38 million and $9 million of future state taxable income, respectively.
A reconciliation from the statutory federal income tax rate to the effective income tax rate is as follows:
	2023	2022
Expected federal income taxes at statutory rate	21.00%	21.00%
State and local income taxes	4.54%	4.54%
Permanent differences	(6.79) %	(0.04) %
Change in valuation allowance	(18.18) %	(24.11) %
Other	(0.69) %	(0.83) %
Effective income tax rate	(0.12) %	0.56%
The primary differences between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income (loss) before income taxes relate to state income taxes, and the recognition of a valuation allowance for deferred income tax assets. The net deferred tax liabilities relate to long lived assets with an indefinite life.